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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Filed by a Party other than the Registrant [   ]

Check the appropriate box:

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[ X ] Definitive Proxy Statement

[    ] Definitive Additional Materials

[    ] Soliciting Material Pursuant to §240.14a-12

Jewett Cameron Trading Company Ltd.

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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JEWETT-CAMERON TRADING COMPANY LTD.
P.O. Box 1010
32275 N.W. Hillcrest
North Plains, Oregon   97133 USA
Telephone (530) 647-2272
Facsimile (530) 647-0110

NOTICE OF ANNUAL AND EXTRAORDINARY GENERAL MEETING

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual and Extraordinary General Meeting (the "Meeting") of the shareholders of  Jewett-Cameron Trading Company Ltd. (the "Company") will be held at 700 – 401 West Georgia Street, Vancouver, British Columbia, at 10:00 a.m. (Vancouver time) on Friday, January 28, 2005 for the following purposes:

1.

To receive the audited financial statements of the Company for the year ended August 31, 2004 and the report of the auditors thereon.

2.

To determine the number of directors for the ensuing year at four (4).

3.

To elect directors for the ensuing year.

4.

To re-appoint auditors for the ensuing year and to authorize the directors to fix the remuneration of the auditors.

5.

To approve, adopt and ratify the special resolution as set out in the Management Information Circular relating to the removal of the application of the Pre-Existing Company Provisions to the Company and the alteration of the Notice of Articles of the Company accordingly.

6.

To approve, adopt and ratify the special resolution as set out in the Management Information Circular relating to the deletion and cancellation the Company’s existing Articles and the creation and adoption of new articles as the Articles of the Company.

7.

To confirm, ratify and approve all actions of the Directors and Officers carried out on behalf of the Company during the preceding year;

8.

To consider any permitted amendment to or variation of any matter identified to any matter identified in this Notice of Meeting;

9.

To transact such other business as may properly be brought before the Meeting or any adjournment thereof.

DATED at Vancouver, British Columbia, this 24th day of December, 2004.

By Order of the Board of Directors

"Donald M. Boone""

President and Director

A holder of Common Shares of record at the close of business on Thursday, December 24, 2004, will be entitled to vote at the Meeting unless the shareholder has transferred any Common Shares after that date and the transferee properly establishes ownership of such Common Shares and demands, prior to the commencement of the Meeting, that the transferee’s name be included in the list of shareholders eligible to vote at the Meeting.  All shareholders are cordially invited to attend the Meeting. Shareholders who are unable to attend the Meeting in person are urged to complete, date and sign the enclosed form of proxy and return it to the Company’s transfer agent in the enclosed envelope or by facsimile to (416) 263-9524. To be effective, the completed form of proxy must be received by the Company’s transfer agent, Computershare Trust Company of Canada, 100 University Avenue, 9th Floor, Toronto, Ontario, M5J 2Y1 before 5:00 p.m. (Toronto time) on January 26, 2005. The return of the form of proxy will not affect your right to vote in person if you attend the Meeting. The Company’s annual report and the financial statements of the Company for the year ended August 31, 2004, together with the report of the auditors thereon, the Management Information Circular, the form of proxy and the supplemental mailing card accompany this Notice. The Management Information Circular is deemed to form part of this Notice.

JEWETT-CAMERON TRADING COMPANY LTD.

P.O. Box 1010
32275 N.W. Hillcrest
North Plains, Oregon   97133 USA
Telephone (530) 647-2272
Facsimile (530) 647-0110

MANAGEMENT INFORMATION CIRCULAR AS AT DECEMBER 14, 2004

SOLICITATION OF PROXIES

THIS MANAGEMENT INFORMATION CIRCULAR IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY AND ON BEHALF OF THE MANAGEMENT OF JEWETT-CAMERON TRADING COMPANY LTD. (the "Company") for use at the Annual and Extraordinary General Meeting of holders of common shares of the Company (the "Common Shares") to be held on January 28, 2005 and any adjournment thereof, for the purposes set forth in the attached Notice of Meeting.  Except where otherwise indicated, the information contained is stated as of December 14, 2004.

It is expected that the solicitation will be primarily by mail, but proxies may also be solicited personally, by advertisement or by telephone, by directors, officers or employees of the Company without special compensation, or by the Company’s transfer agent, Computershare Trust Company of Canada, at nominal cost. The cost of solicitation will be borne by the Company.

APPOINTMENT OF PROXYHOLDER

The persons named as proxyholder in the accompanying form of proxy are officers or directors of the Company and were designated by the management of the Company ("Management Proxyholder").  A shareholder desiring to appoint some other person ("Alternate Proxyholder") to represent him/her at the Meeting may do so either by striking out the printed names and inserting such other person's name or by completing another proper form of proxy.  The form of proxy should be dated and executed by the shareholder or an attorney authorized in writing, with proof of such authorization attached where an attorney executed the proxy form.  A person appointed as proxyholder need not be a shareholder of the Company.

All completed proxy forms must be deposited with Computershare Trust Company of Canada, 100 University Avenue, 9th Floor, Toronto, Ontario, M5J 2Y1, Facsimile: 1(866) 249-7775 not less than forty-eight (48) hours, excluding Saturdays, Sundays, and holidays, before the time of the Meeting or the adjournment thereof at which the proxy is to be used.

A person or company whose name appears on the books and records of the Company as a holder of Common Shares is a registered shareholder. A non-registered shareholder is a beneficial owner of Common Shares whose shares are registered in the name of an intermediary (such as a bank, trust company, securities dealer or broker, or a clearing agency in which an intermediary participates).

REGISTERED SHAREHOLDERS

A registered shareholder can vote Common Shares owned by it at the Meeting in one of two ways – either in person at the Meeting or by proxy. A registered shareholder who wishes to vote in person at the Meeting should not complete or return the form of proxy included with this Circular. Those registered shareholders choosing to attend the Meeting will have their votes taken and counted at the Meeting. A registered shareholder who does not wish to attend the Meeting or does not wish to vote in person should properly complete and deliver the enclosed form of proxy, and the Common Shares represented by the shareholder’s proxy will be voted or withheld from voting in accordance with the instructions indicated on the form of proxy, or any ballot that may be called at the Meeting or any adjournment thereof.  A registered shareholder may submit his or her proxy by mail or by facsimile in accordance with the instructions below.

Voting by Mail. A registered shareholder may vote by mail by completing, dating and signing the enclosed form of proxy and returning it using the envelope provided or otherwise to the attention of the Proxy Department of Computershare Trust Company of Canada, the Company’s transfer agent, at 100 University Avenue, 9th Floor, Toronto, Ontario, M5J 2Y1.

Voting by Facsimile. A registered shareholder may vote by facsimile by completing, dating and signing the enclosed form of proxy and returning it by facsimile to Computershare Trust Company of Canada at (416) 263-9524.

To be effective, a proxy must be received by Computershare Trust Company of Canada no later than 5:00 p.m. (Toronto time) on January 26, 2005 or, if the Meeting is adjourned, 48 hours (Saturdays, Sundays and holidays excepted) prior to the time of holding of the Meeting or any adjournment thereof.

NON-REGISTERED SHAREHOLDERS

The Company has distributed copies of this Management Information Circular and accompanying Notice of Meeting to intermediaries for distribution to non-registered shareholders. Unless the non-registered shareholder has waived his or her rights to receive these materials, an intermediary is required to deliver them to the nonregistered shareholder and to seek instructions on how to vote the Common Shares beneficially owned by the non-registered shareholder. In many cases, intermediaries will have used a service company to forward these Meeting materials to non-registered shareholders.  Non-registered shareholders who receive these Meeting materials will typically be given the ability to provide voting instructions in one of two ways.  Usually a non-registered shareholder will be given a voting instruction form which must be completed and signed by the non-registered shareholder in accordance with the instructions provided by the intermediary. In this case, a non-registered shareholder cannot use the mechanisms described above for registered shareholders and must follow the instructions provided by the intermediary (which in some cases may allow the completion of the voting instruction form by telephone or the Internet).  Occasionally, however, a non-registered shareholder may be given a proxy that has already been signed by the intermediary. This form of proxy is restricted to the number of Common Shares beneficially owned by the non-registered shareholder but is otherwise not completed. This form of proxy does not need to be signed by the non-registered shareholder. In this case, the non-registered shareholder can complete the proxy and vote by mail or facsimile only, as described above.  These procedures are designed to enable non-registered shareholders to direct the voting of their Common Shares. Any non-registered shareholder receiving either a form of proxy or a voting instruction form who wishes to attend and vote at the Meeting in person (or have another person attend and vote on their behalf), should strike out the names of the persons identified in the form of proxy as the proxyholder and insert the non-registered shareholder’s (or such other person’s) name in the blank space provided or, in the case of a voting instruction form, following the corresponding instructions provided by the intermediary. In either case, the non-registered shareholder should carefully follow the instructions provided by the intermediary.

REVOCATION OF PROXY

A proxy may be revoked, before it is exercised, either by:

(a)

signing a proxy bearing a later date or signing and dating a written notice of revocation (in the same manner as the proxy is required to be executed as set out in the notes to the proxy), and depositing it at the time and place specified above for the proxy; or

(b)

registering in person with the Scrutineer at the Meeting prior to the start of the Meeting.

EXERCISE OF DISCRETION BY PROXYHOLDER

The proxyholder will vote for or against or withhold from voting the Common Shares, as directed by a shareholder on the proxy, on any ballot that may be called for.  In the absence of any such direction, the Management Proxyholders will vote IN FAVOUR of matters described in the proxy; an Alternate Proxyholder has discretion to vote the Common Shares as he or she chooses.

The enclosed form of proxy confers discretionary authority upon the proxyholder with respect to each matter or group of matters identified therein for which a choice is not specified, amendments or variations to matters identified in the Notice of Meeting and other matters which may properly come before the Meeting.  At present, management of the Company knows of no such amendments or variations or other matter that may come before the Meeting.

VOTING SHARES AND PRINCIPAL HOLDERS THEREOF

On December 14, 2004 there were 1,479,860 Common Shares issued and outstanding, each share carrying the right to one vote.  The Company has no other classes of voting securities.

The Board of Directors of the Company has fixed December 24, 2004 as the record date (the "Record Date") for determination of persons entitled to receive notice of the Meeting.  Only shareholders of record at the close of business on the Record Date who either attend the Meeting personally or complete, sign and deliver a form of proxy in the manner and subject to the provisions described above, will be entitled to vote or to have their shares voted at the Meeting, except to the extent that

(a)

the shareholder has transferred the ownership of any such share after the record date; and

(b)

the transferee produces a properly endorsed share certificate for or otherwise establishes ownership of any of the transferred shares and makes a demand to Computershare Trust Company no later than 10 days before the Meeting that the transferee's name be included in the list of shareholders in respect thereof.

To the knowledge of the directors and senior officers of the Company, the beneficial owners or persons exercising control or direction over shares carrying more than 5% of the outstanding voting rights (on a fully diluted basis) are:

Name	Number of Voting Securities	Percentage(1)
Donald M. Boone	459,963(2)	29%
Michael C. Nasser	271,176(2)	17.1%
Jewett-Cameron Trading Co. Ltd. Employee Stock Ownership Plan, In Trust	272,089	17.2%

(1)

Based on 1,479,860 Common Shares issued and outstanding and 105,000 stock options outstanding.

 (2)

Including 52,500 stock options exercisable into Common Shares until August 6, 2006.

IDENTIFICATION OF DIRECTORS, EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES

The following table sets out the names; ages; their positions and offices in the Company; and the period of time that they have held such position or office, of the directors, executive officers and significant employees of the Company:

Name	Age	Position with the Company	Period of Time with the Company
Donald M. Boone	64	Director and President/CEO/Treasurer	Since 1987
Michael C. Nasser	58	Secretary	Since 1987
James R. Schjelderup	50	Director	Since 1987
Ted Sharp	56	Director	Since 2004
Alexander (Al) B. Korelin	61	Director	Since 2004

BUSINESS EXPERIENCE

The business experience of each of the above-named directors, executive officers and significant employees, as furnished by each such person, is set out below:

Donald M. Boone, Director, President, CEO and Treasurer of Jewett-Cameron Trading Company Ltd. since July 1987.  President and Treasurer of Jewett-Cameron Lumber Corporation, subsidiary of Jewett-Cameron Trading Company, since September 1984.  Prior to that, he was Operations Manager and Chief Financial Officer of Sunrise Forest Products, a private Oregon forest products company.

Michael C. Nasser, Secretary of Jewett-Cameron Trading Company Ltd. since July 1987.  Sales Manager of Jewett-Cameron Lumber Company since December 1984.  Prior to that, he was Sales Manager of Sunrise Forest Products, a private Oregon forest products company.

James R. Schjelderup, Director of Jewett-Cameron Trading Company Ltd. since July 1987.  Sales manager of Acme Computers of Vancouver, British Columbia since 2002.  Independent computer consultant in the Vancouver, British Columbia area from 1988 until 2002.  Prior to that he was the general manager of a small electronics supply company, Animated Electronics Ltd., of Vancouver, British Columbia.

Ted Sharp, Director of Jewett-Cameron Trading Company Ltd. since August 2004.  Certified Public Accountant since 1978.  Corporate Controller, Cherry City Electric of Salem, Oregon since August 2002.  Prior to that, he was Corporate Controller Operations Analyst at SpectraSite Communications/Cord Communications of Tualatu, Oregon.

Alexander (Al) B. Korelin, Director of Jewett-Cameron Trading Company Ltd. since December 2004. Founder/Chairman/CEO of A.B. Korelin & Associates, Inc. of Vancouver, Washington, regulatory consultants to public companies since 1982.  Director of American Pacific Bank since 1982.  MBA in Finance and International Trade from the University of Puget Sound (1977) and B.A. from the University of Washington in Economics and Russian Literature (1967).

STATEMENT OF EXECUTIVE COMPENSATION

Executive Compensation

Donald M. Boone, the Company's President, CEO and Treasurer and Michael Nasser, the Company's Secretary, are the "Named Executive Officers" of the Company for the purposes of the following disclosure.  The compensation (in U.S. dollars) paid to the Named Executive Officers during the Company's three most recently completed financial years is as set out below:

Summary Compensation Table

Name and Principal Position	Year	Annual Compensation			Long Term Compensation			All Other Compen- sation ($)
		Salary (US$)	Bonus (US$)	Other Annual Compen-sation ($)	Securities Under Option/ SARs Granted ($)	Restricted Shares/ Units Awarded ($)	LTIP Payouts ($)
Donald M. Boone President/CEO/ Treasurer	2004 2003 2002	36,000 33,000 36,000	NIL NIL NIL	NIL NIL NIL	NIL NIL NIL	NIL NIL NIL	NIL NIL NIL	NIL NIL NIL
Michael Nasser Secretary	2004 2003 2002	177,000 177,000 177,000	NIL NIL 38,150	NIL NIL NIL	NIL NIL NIL	NIL NIL NIL	NIL NIL NIL	NIL NIL NIL

There was no other compensation paid to the executive officers during the most recently completed fiscal year ended August 31, 2004, other than the Common Shares credited to the Named Executive Officers pursuant to the Employee Stock Ownership Plan and contributions to the Company's 401K Plan, as discussed below.

Long-Term Incentive Plan Awards

Long-term incentive plan awards ("LTIP") means "any plan providing compensation intended to serve as an incentive for performance to occur over a period longer than one financial year, whether performance is measured by reference to financial performance of the Company or an affiliate, or the price of the Company's shares, but does not include option or stock appreciation rights plans, or plans for compensation through restricted shares or units".

The Company did not award any LTIPs to any Named Executive Officer during the most recently completed financial year.

Share Options

The Company has in place a stock option plan dated for reference March 2001 (the "Plan").  The Plan has been established to promote the interests of the Company by attracting and retaining persons of outstanding competence and to develop and promote the growth and success of the Company and to encourage such parties to provide incentive to qualified parties to increase their proprietary interest in the Company and thereby encourage their continuing association with the Company.  The Plan is administered  by the directors of the Company.  The Plan provides that options will be issued pursuant to option agreements to directors, officers or employees of the Company or a subsidiary of the Company.  As at December 14, 2004, there are 1,500 Common Shares reserved for issuance under the Plan.  There are no options outstanding under the Plan.

In addition to the Plan, the Company may also grant stock options to purchase Common Shares to directors, officers and employees on terms and conditions in accordance with the policies of the Toronto Stock Exchange.  There is no formal written stock option plan for these stock options.

Under the stock option program, stock options for up to 10% of the number of the issued and outstanding Common Shares may be granted from time to time, provided that stock options in favour of any one individual may not exceed 5% of the issued and outstanding Common Shares.

The Company has granted incentive stock options to directors and officers under the stock option program.  Donald Boone and Michael Nasser each have an outstanding incentive stock option to purchase a total of 52,500 Common Shares of the Company at a price of (Cdn) $2.83 per share exercisable until August 6, 2006.

No share options were granted to the Named Executive Officers during the fiscal year ended August 31, 2004 and no share options were exercised by the Named Executive Officers during the fiscal year ended August 31, 2004.  The value of the unexercised in-the-money share options held by the Named Executive Officers at the fiscal year-end on August 31, 2004 was as follows:

NEO Name (A)	Securities Acquired on Exercise (#) (B)	Aggregate Value Realized ($) (C)	Unexercised Options/SARs at FY-End (#) Exercisable/ Unexercisable (D)	Value of Unexercised in-the-Money Options/SARs at FY-End ($) Exercisable/ Unexercisable (E)
Donald M. Boone	NIL	NIL	52,500 Exercisable	$242,550
Michael Nasser	NIL	NIL	52,500 Exercisable	$242,550

No share options were repriced on behalf of the Named Executive Officers during the fiscal year ended August 31, 2004.

Stock appreciation rights ("SARs") means a right, granted by the Company or any of its subsidiaries as compensation for services rendered or in connection with office or employment, to receive a payment of cash or an issue or transfer of shares based wholly or in part on changes in the trading price of the Company's shares.  No SARs were granted to, or exercised by, any Named Executive Officer or any directors during the most recently completed financial year.

EQUITY COMPENSATION PLAN INFORMATION

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (A)	Weighted-average exercise price of outstanding options, warrants and rights (B)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (A)) (C)
Equity compensation plans approved by securityholders	105,000	$2.83	42,986(1)
Equity compensation plans not approved by securityholders	Nil	-	None
Total	105,000	$2.83	42,986(1)

(1)

Based on 1,500 Common Shares reserved for issuance under the Plan and 41,486 Common Shares available for issuance under the stock option program.

Employee Stock Ownership Plan

Effective August 31, 1995, the Company established an Employee Stock Ownership Plan ( the "ESOP") pursuant to the Employee Retirement Income Security Act of 1974 (United States) for the benefit of all U.S. employees who were employed by the Company on August 31 and who had at least 1,000 hours with the Company during fiscal 1995.  The establishment of the ESOP resulted in the Company forming a trust, which purchased from the Company's treasury 90,000 (as then constituted) Common Shares at a price of (Cdn) $5.00 per share on August 31, 1995.

The ESOP covers all U.S. employees who are employed by the Company on August 31st of each year and who have at least one thousand hours with the Company in the twelve months preceding that date.  The ESOP grants to participants in the ESOP certain ownership rights in, but not possession of, the Common Shares of the Company held by the Trustee of the Plan.  Common Shares are allocated annually to participants in the ESOP pursuant to a prescribed formula. The amount of Common Shares allocated to each employee is equal to the employee's portion of the Company's overall payroll expressed in percentage terms.   The Company records compensation expense equal to the market price of the Common Shares acquired on the open market.  There are no un-funded liabilities.

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The ESOP compensation expense (in US dollars) was $143,220 for fiscal 2004, $143,050 for fiscal 2003, $155,051 for fiscal 2002, $82,530 for fiscal 2001, $79,141 for fiscal 2000, $90,170 for fiscal 1999, $nil for fiscal 1998, $129,600 for fiscal 1997, $122,449 for fiscal 1996 and $109,654 for fiscal 1995, resulting in a total of 272,089 Common Shares being earned to August 31, 2004.

The Named Executive Officers are participants in the ESOP.  As at the fiscal year-end of August 31, 2004, 487.311 Common Shares were credited to Mr. Boone's account and 1353.781 shares were credited to Mr. Nasser's account with the ESOP.  Under the terms of the ESOP, 100% of these shares are vested with the participants.

401K Plan

The Company has a 401K plan (the "401K Plan"), the terms of which call for the Company to contribute 3% of the first $100,000 of each of it's employee’s income to the 401K Plan.  The Company’s aggregate contribution to the 401K Plan was $68,142, $69,754 and $75,035 for fiscal 2004/2003/2002, respectively.  There are no un-funded liabilities.

The contributions (in US dollars) for Mr. Boone were $1,080, $990, and $1,080 for fiscal 2004/2003/2002, respectively and for Mr. Nasser were $3,000, $3,000, and $3,000 for fiscal 2004/2003/2002, respectively.

Pension Arrangements

The Company does not have any pension arrangements in place for the Named Executive Officer.

Termination of Employment, Change in Responsibilities or and Employment Contracts

There are no employment contracts between the Company and any Named Executive Officer.

There are no compensatory plan(s), contract(s) or arrangement(s), where any Named Executive Officer is entitled to receive more than $100,000 from the Company, including periodic payments or instalments resulting from the resignation, retirement or any other termination of employment of a Named Executive Officer's employment or from a change of control of the Company or from a change of a Named Executive Officer's responsibilities following a change in control.

REPORT ON EXECUTIVE COMPENSATION

The Company has no Compensation Committee and the entire Board of Directors (the "Board") performs equivalent functions.

As in prior years, judgments regarding executive compensation for fiscal 2004 were based primarily upon the Board's assessment of each executive officer’s leadership performance and potential to enhance long-term shareowner value.  The Board relies upon judgment and not upon rigid guidelines or formulas or short-term changes in the share price in determining the amount and mix of compensation elements for each executive officer.

Key factors affecting the Board's judgment included the nature and scope of the executive officers’ responsibilities, their effectiveness in leading the Company's initiatives to increase customer value, productivity and growth, and their success in creating a culture of unyielding integrity and compliance with applicable law and the Company's ethics policies.  The Board also considered the compensation levels and performances of a comparison group of comparable companies that are most likely to compete with the Company for the services of executive officers.

Based upon all the factors the Board considered relevant, and in light of the Company's strong financial and operating performance in a challenging economic environment, the Board believes it was in the shareholders’ best long-term interest for the Company to ensure that the overall level of salary, bonus and other incentive compensation awards was competitive with companies in the comparison group.  Quite simply, the Board continues to believe that the quality, skills and dedication of the Company's executive leaders are critical factors affecting the long-term value of the Company.  Therefore, the Board continues to try to maintain an executive compensation program that will attract, motivate and retain the highest level of executive leadership possible.

The Board's decisions concerning the specific 2003 compensation elements for individual executive officers, including the Chief Executive Officer, were made within this framework.  The Board also considered each executive officer’s level of responsibility, performance, current salary, prior-year bonus and other compensation awards.  As noted above, in all cases the specific decisions involving 2004 executive officer compensation were ultimately based upon the Board's judgment about the individual executive officer’s performance and potential future contributions; and about whether each particular payment or award would provide an appropriate incentive and reward for performance that sustains and enhances long-term shareowner value.

The Board's basis for Mr. Boone’s compensation as President/CEO/Treasurer included the following factors and criteria, both qualitative and quantitative.  Mr. Boone's base salary was set many years ago when the Company was much smaller and less profitable and modest compensation was deemed appropriate.  Despite Mr. Boone’s strong leadership in developing and executing new corporate strategies for many years, his compensation has remained unchanged at his request.

The Board's basis for Mr. Nasser’s compensation (Corporate Secretary) included the following factors and criteria, both qualitative and quantitative.  The Board considered his level of pay and bonus appropriate for the following reasons: his execution of the Company's strategy to change its portfolio of businesses to enhance long-term investor value through better profit margins and higher returns on equity; his actions to ensure that the Company has a strong capital structure and cash flow; his role in leading the Company to solid financial results in a challenging economic environment; his actions in making the Company a leader in integrity, transparency and corporate governance; and his leadership in driving growth initiatives and reorganizing the Company's businesses around markets to simplify its operations and strengthen the relationships with its customers.  His compensation has remained unchanged because sales/profitability at Jewett Cameron Lumber Company, which is the Company's subsidiary and his primary responsibility, have been under significant economic and competitive pressure in recent years.

Submitted by the Board of Directors:

Donald M. Boone

Alexander (Al) B. Korelin
James R. Schjelderup
Ted Sharp

Performance Graph

The following graph compares the yearly percentage change in the Company’s cumulative total stockholder return on its Common Shares with the cumulative total return on the S&P/TSX Composite Index (the “S&P/TSX Index”) over the period from the August 31, 2000 through August 31, 2004.  The graph illustrates the cumulative return on a $100 investment in Common Shares made on August 31, 2000 as compared with the cumulative return on a $100 investment in the S&P/TSX Index made on August 31, 2000.  Dividends declared on Common Shares are assumed to be reinvested.  The Common Share performance as set out in the graph does not necessarily indicate future price performance.

	2000	2001	2002	2003	2004
JCT	100	114.44	160.49	143.32	163.22
S&P/TSE	100	65.78	58.78	66.83	74.48

COMPENSATION OF DIRECTORS AND OFFICERS

Except as set out above, no director of the Company who is not a Named Executive Officer has received, during the most recently completed financial year, compensation pursuant to:

(a)

any standard arrangement for the compensation of directors for their services in their capacity as directors, including any additional amounts payable for committee participation or special assignments;

(b)

any other arrangement, in addition to, or in lieu of, any standard arrangement, for the compensation of directors in their capacity as directors except for the granting of stock options; or

(c)

any arrangement for the compensation of directors for services as consultants or experts.

The Company may grant incentive stock options to directors of the Company from time to time.  During the most recently completed financial year, the Company did not grant stock options to directors of the Company.

During the fiscal year ended August 31, 2004, a director exercised a stock option to purchase 6,000 Common Shares at a price of (Cdn) $5.70 per share.  The market price of the Common Shares on the date of exercise (December 31, 2003) was (Cdn) $6.91.

MANAGEMENT CONTRACTS

Except as set out herein, there are no management functions of the Company which are to any substantial degree performed by a person or company other than the directors or executive officers of the Company or its subsidiaries.

INDEBTEDNESS OF DIRECTORS, EXECUTIVE OFFICERS AND SENIOR OFFICERS

No director, executive officer, employee or former director, executive officer or employee of the Company was indebted to the Company as at the date hereof or at any time during the most recently completed financial year of the Company.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

Alexander (Al) B. Korelin, a director of the Company, is a principal of A.B. Korelin & Associates, Inc. of Vancouver, Washington, who provided regulatory consulting services to the Company in the amount of (U.S.) $10,910.80 in fiscal 2004.

To the knowledge of management of the Company, no insider or nominee for election as a director of the Company nor any associate or affiliate of any insider or nominee for election as a director had any material interest in any transaction since the commencement of the Company's most recently completed financial year or in any proposed transaction which, in either case, has materially affected or would materially affect the Company or any of its subsidiaries.

NORMAL COURSE ISSUER BID

On February 16, 2004, the Company filed with the Toronto Stock Exchange, and the Toronto Stock Exchange accepted, a notice of intention to make a normal course issuer bid to purchase for cancellation up to a maximum of 59,515 Common Shares (on a post-split basis), representing approximately 10% of the public float at the time.  Shareholders may obtain a copy of such notice of intention to make a normal course issuer bid, without charge, by contacting the Company.  Purchases of Common Shares under such normal course issuer bid were permitted to commence on February 19, 2004 and will terminate no later than February 18, 2005.

As of December 14, 2004, no Common Shares have been purchased for cancellation by the Company pursuant to such normal course issuer bid.

FINANCIAL STATEMENTS

The audited financial statements of the Company for the fiscal year ended August 31, 2004 and the report of the auditor thereof will be placed before the Meeting.  The audited financial statements and the report of the auditor were mailed to the shareholders with the Notice of the Meeting and the Management Information Circular.  Additional copies may be obtained from the Secretary of the Company upon request and will be available at the Meeting.

VOTES NECESSARY TO PASS RESOLUTIONS

A simple majority of affirmative votes cast at the Meeting is required to pass the ordinary resolutions described herein.  A three-quarters majority of affirmative votes cast at the Meeting is required to pass the special resolutions described herein.  If there are more nominees for election as directors or appointment of the Company's auditor than there are vacancies to fill, those nominees receiving the greatest number of votes will be elected or appointed, as the case may be, until all such vacancies have been filled.  If the number of nominees for election or appointment is equal to the number of vacancies to be filled all such nominees will be declared elected or appointed by acclamation.

NUMBER OF DIRECTORS

The size of the Board of Directors of the Company (the "Board") is currently determined at 4.  The Board proposes that the number of directors remain at 4.  Shareholders will therefore be asked to approve an ordinary resolution that the number of directors elected be fixed at 4.

Unless otherwise directed, it is the intention of the Management Proxyholders to vote proxies in the accompanying form IN FAVOUR of the approval of the ordinary resolution fixing the number of directors at 4.

ELECTION OF DIRECTORS

The term of office of each of the 4 current directors will end at the conclusion of the Meeting.  Unless the director's office is earlier vacated in accordance with the provisions of the Company Act  (British Columbia), each of the current director elected will hold office until the conclusion of the next annual general meeting of the Company, or if no director is then elected, until a successor is elected.

Management proposes to nominate the persons listed below for election as directors.  Management does not contemplate that any of such nominees will be unable to serve as directors; however, if for any reason any of the proposed nominees do not stand for election or are unable to serve as such, it is the intention of the Management Proxyholders to vote for another nominee in their discretion unless the shareholder has specified in his or her proxy that his or her shares are to be withheld from voting in the election of directors.

Each director elected at the Meeting will hold office until the next Annual General Meeting, unless his or her office is earlier vacated in accordance with the Articles of the Company or he or she becomes disqualified to act as a director.

The following table sets out the names of the management nominees; their positions and offices in the Company; principal occupation, business or employment, within the preceding 5 years; the period of time that they have been directors of the Company; and the number of Common Shares of the Company beneficially owned, directly or indirectly, over which control or direction is exercised by such person or their associates or affiliate, as at December 14, 2004.

Name and Country of Residence of Nominee and present position with the Company	Principal Occupation(1)	Period from which Nominee has been a Director	Number of Common Shares beneficially owned(1)
Donald M. Boone Oregon, USA CEO, President & Director	CEO, President, Treasurer, Director and Officer of the Company	Since July 9, 1987	459,963(2)
James R. Schjelderup(3) (4) Surrey, British Columbia, Canada Director	Sales Manager, Acme Computers since 2002; Computer Consultant	Since July 9, 1987	NIL
Ted Sharp(3) (4) Keizer, Oregon, USA Director	Corporate Controller, Cherry City Electric since 2002; Corporate Controller, SpectraSite Communications from 1998-2002	Since August 9, 2004	NIL
Alexander (Al) B. Korelin(3) (4) Vancouver, Washington Director	Founder/Chairman/ CEO of A.B. Korelin & Associates, Inc. since 1982	Since December 20, 2004	NIL

(1)

The information as to principal occupation, business or employment and Common Shares beneficially owned or controlled is not within the knowledge of the management of the Company and has been furnished by the respective nominees.  Each nominee has held the same or a similar principal occupation with the organization indicated or a predecessor thereof for the last five years.

(2)

Includes 52,500 stock options exercisable into Common Shares until August 6, 2006.

(3)

Member of the Audit Committee.

(4)

Member of the Corporate Governance Committee.

All of the nominees listed above except Donald M. Boone, Ted Sharp and Alexander (Al) B. Korelin are ordinarily resident in Canada.

To the knowledge of the Company, no proposed director is, or has, within the 10 years before the date of this Management Information Circular, been a director or executive officer of any company that, while that person was acting in that capacity,

(a)

was the subject of a cease trade order or similar order or an order that denied the relevant company access to any exemptions under securities legislation, for a period of more than 30 consecutive days; or

(b)

was subject to an event that resulted, after the director or executive officer ceased to be a director or executive officer, in the company being the subject of a cease trade or similar order or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days; or

(c)

within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

No proposed direction of the Company has, within the 10 years before the date of this Management Information Circular, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director.

It is the intention of the Management Proxyholders to vote proxies in the accompanying form IN FAVOUR of the proposed nominees for directors unless the shareholder has specified in his or her proxy that his or her shares are to be withheld from voting in the election of directors.

The Company does not have an executive committee of its Board of Directors.  The Company is required to have an audit committee.  As at the date hereof, the members of the audit committee are Alexander (Al) Korelin, Ted Sharp and James Schjelderup.  The Company has also established a corporate governance committee, comprised of Alexander (Al) Korelin, Ted Sharp and James Schjelderup.

APPOINTMENT OF AUDITOR

Davidson & Company, Chartered Accountants, of 1270 – 609 Granville Street, Vancouver, British Columbia, will be nominated at the Meeting for reappointment as auditor of the Company at a remuneration to be fixed by the directors.  Davidson & Company were first appointed as auditors for the Company on July 9, 1987.

During fiscal 2004 and 2003, the Company paid the following fees to Davidson & Company for audit services and non-audit services:

Audit Fees

Audit fees (in U.S. dollars) were approximately $52,500 for fiscal 2004 and $45,000 for fiscal 2003.  Such fees were for professional services rendered for the audits of the Company’s consolidated financial statements.

Audit-Related Fees

There were no audit-related fees paid to the Company's auditors for fiscal 2004 or fiscal 2003.  Such fees were for professional services rendered for auditing the Company’s consolidated financial statements.

Tax Fees

There were no fees for tax services paid to the Company's auditors for fiscal 2004 or fiscal 2003.

All Other Fees

Other fees (in U.S. dollars) of $23,100 for fiscal 2004 and $61,600 for fiscal 2003 were paid to the Company's auditors.  Such fees for fiscal 2004 were for professional services rendered for revising the Company’s 2002 consolidated financial statements and the review of financial information included in the Company’s quarterly reports on Form 10-Q.  Such fees for fiscal 2003 were for professional services rendered for the audit of Greenwood Forest Products Inc. and the review of financial information included in the Company's quarterly reports on Form 10-Q.

It is the intention of the Management Proxyholders to vote proxies in the accompanying form IN FAVOUR of the appointment of Davidson & Company, Chartered Accountants, as Auditors for the Company for the ensuing year at a remuneration to be fixed by the Directors, unless the shareholder has specified in his or her proxy that his or her shares are to be withheld from voting in the appointment of the auditor.

CHANGES TO THE COMPANY'S CHARTER DOCUMENTS

The Business Corporations Act (British Columbia) (the “New Act”) came into force on March 29, 2004 and replaced the Company Act (British Columbia) (the “Former Act”).  The New Act is designed to make the laws governing British Columbia companies more consistent with other Canadian and U.S. jurisdictions, to provide greater flexibility and efficiency and to provide shareholders with more choices of governance structures.

Under the New Act, the Company is a “pre-existing company” and as such is subject to the provisions of the New Act, including the Pre-Existing Company Provisions (“Pre-Existing Provisions”) set forth in Table 3 to the Business Corporations Regulation (British Columbia).

Every pre-existing company is required to file with the British Columbia Registrar of Companies (“Registrar”) within two years of March 29, 2004 a transition application under the New Act (“Transition Application”) with a Notice of Articles which is to replace a company’s existing memorandum.  The only information contained in the Notice of Articles is the name of the company and any translation thereof, the names of the directors and officers, the addresses of the registered and records offices and the authorized share structure restated from a company’s existing memorandum or articles.  A pre-existing company that fails to file a Transition Application by March 29, 2006 will be subject to dissolution by the Registrar.  Further, a pre-existing company that has not transitioned under the New Act may not effect any changes to its existing memorandum or articles.

The Board of Directors of the Company has approved the transition of the Company under the New Act and the filing of the Transition Application of the Company containing the Company’s Notice of Articles (the “Notice of Articles”) to replace the existing memorandum of the Company.  The Company will file this Transition Application prior to filing a Notice of Alteration of Articles in relation to the special resolution set out below.

At the Meeting, the Company is seeking shareholder approval of certain amendments to the Notice of Articles of the Company including removing the applicability of the Pre-Existing Provisions, increasing the authorized number of Common Shares to an unlimited number of Common Shares without par value.  The Company is also seeking shareholder approval of a new form of articles (“New Articles”) under the New Act to replace the existing Articles of the Company (“Existing Articles”).  The Company is of the view that amending the Notice of Articles and the Existing Articles will enable the Company to be more efficient, flexible and cost effective and will bring the Company’s charter documents into line with charters documents of companies in other jurisdictions.

The following is a summary of the two amendments for which shareholder approval is being sought at the Meeting by way of three individual special resolutions:

Deletion of Pre-Existing Company Provisions

The Company is proposing to alter the Notice of Articles to remove the application of the Pre-Existing Provisions.  The Pre-Existing Provisions are statutory provisions intended to preserve the application of certain provisions of the Former Act to companies formed under the Former Act until the shareholders pass a special resolution making the Pre-Existing Provisions inapplicable.  Because the Company is a reporting issuer in British Columbia, the only significant Pre-Existing Provision that is applicable is the requirement that a special resolution (formerly also referred to as special resolution under the Former Act) or a special separate resolution (of shareholders holding shares of a class or series) be approved by not less than a three-quarters majority of the votes cast by shareholders who, being entitled to do so, vote in person or by proxy at a meeting in respect of such resolution.  However, the New Act allows a special resolution or a special separate resolution to be approved by not less than a two-thirds majority of the votes cast by shareholders who, being entitled to do so, vote in person or by proxy at a meeting in respect of such resolution.  The Company will request the shareholders at the meeting to approve a special resolution to amend the Notice of Articles to delete the Pre-Existing Provisions so that the provisions of the New Act permitting a two-thirds majority will apply to the Company.  If the shareholders approve this special resolution, then in the future, special resolutions and separate special resolutions will require a two-thirds majority vote, instead of a three-quarters majority vote.  Management is of the view that this will provide the Company with greater flexibility for future corporate activities and that it is consistent with companies in other jurisdictions.

Accordingly, the shareholders will be asked at the Meeting to approve, adopt and ratify the following special resolution:

“RESOLVED, AS A SPECIAL RESOLUTION THAT, with or without variation, and subject to the filing of a Transition Application containing a Notice of Articles as required by the Business Corporations Act (British Columbia):

1.

the applicability of the Pre-Existing Company Provisions set forth in Table 3 of the Regulations to the Business Corporations Act (British Columbia) (the “Pre-Existing Company Provisions”) be removed so they shall no longer apply to the Company and accordingly, a Notice of Alteration to the Company’s Notice of Articles be completed as required;

2.

any director or officer or agent of the Company be and is hereby is authorized to execute and file a Notice of Alteration of the Company’s Notice of Articles with the Registrar of Companies (British Columbia) along with all other documents and take such further actions that may be necessary to effect the amendment;

3.

the board of directors of the Company is hereby authorized, at any time in its sole discretion, to determine whether or not to proceed with this resolution or to revoke this special resolution before it is acted upon, without further approval, ratification or confirmation by the shareholders; and

4.

the removal of the Pre-Existing Company Provisions shall not take effect until the Notice of Alteration is filed with the Registrar of Companies.”

In order to be effective, the special resolution in substantially the form set out above must be approved by a three-quarters majority of the votes cast by those shareholders who, being entitled to do so, vote in person or by proxy at the Meeting in respect of such resolution.  The Board of Directors of the Company is of the view that passing the foregoing special resolution is in the best interests of the Company and recommends that shareholders vote in favour of this special resolution.  Unless otherwise directed, it is the intention of the Management Designees, if named as proxy, to vote IN FAVOUR of the foregoing special resolution.

Adoption of New Articles

The Board of Directors proposes to amend its charter to delete and cancel the Existing Articles of the Company and to replace them in their entirety with the New Articles to take advantage of certain business flexibilities available under the New Act.  A copy of the proposed New Articles will be available for inspection at the Meeting and at the Company’s registered office, located at 700 - 401 West Georgia Street, Vancouver, British Columbia, V6B 5A1, during regular business hours up to the day before the Meeting.

Set out below is a summary of the proposed changes incorporated in the New Articles.  These proposed changes include substantive changes and changes that are a result of changes under the New Act.  The New Articles also incorporate a number of non-substantive changes, including the use of the new terminology adopted under the New Act.  For example, “members” are now “shareholders” and “register of members” is now “central securities register” under the New Act.  Many of these terminology and wording changes are not discussed in detail here, as they reflect statutory requirements that the Company cannot alter or amend.

The following is a discussion of the proposed substantive changes incorporated in the New Articles.

Borrowing Powers

Under the Existing Articles, the Company may borrow money, issue debt and mortgage, pledge, or give security on the undertaking, or on the whole or any part of the property and assets, of the Company (both present and future).  However, under the New Act, companies are now also permitted, without restriction, to guarantee repayment of money by any other person or the performance of any obligation of any other person.  This change reflects the modernization of corporate legislation to effectively respond to increasingly complex financial transactions that companies may enter into in the course of their business.  As a result, the New Articles propose that the Company also be able to guarantee the repayment of money by any other person or the performance of any obligation of any other person.  Management believes that it is in the best interests of the Company to allow for such a guarantee to permit the Company the maximum flexibility in possible future financial transactions, recognizing the duties directors have to ensure that the guarantee must always be in the best interest of the Company and its shareholders.

Directors Authority to Set Auditor’s Remuneration

Under the New Act, the Company is, subject to shareholder approval, permitted to include in the New Articles authorization for the directors to set the remuneration paid to the auditors of the Company.  The Former Act required the shareholders to set the remuneration or the shareholders to authorize, on an annual basis, the directors to set the remuneration.  Historically, shareholders of the Company have always authorized the directors to appoint the auditors and to set the auditor’s remuneration.  As a result, the inclusion of the authority for directors to set the auditor’s remuneration in the New Articles merely codifies existing practice.  More importantly, however, this change also codifies new corporate governance rules and regulations relating to audit committees and the appointment and remuneration of auditors.

Delivery of Documents to Shareholders

As a result of changes under the New Act, the New Articles now permit the delivery of documents to a shareholder by facsimile transmission, email and any other method permitted under securities legislation, so long as the shareholder consents and provides its facsimile number, email address or other authorized delivery method.  This change reflects recent developments under securities legislation.  As part of its efforts to modernize and adopt new, less expensive methods of shareholder communication, management believes it is in the best interests of the Company to allow for facsimile transmission, email and other permitted methods of delivery of documents to shareholders.  As a result, the New Articles propose to allow the Company to deliver documents to shareholders by facsimile transmission, email and other methods permitted by securities legislation.

Proxies

As a result of changes under the New Act, the New Articles now permit shareholders to deposit their proxies for shareholder meetings through Internet or telephone voting services, in addition to the usual methods of mail or facsimile delivery.  This reflects a general movement by corporations to adopt easier and faster ways for shareholders to communicate with companies.  As part of its efforts to modernize and adopt new, less expensive methods of shareholder communication, management believes it is in the best interests of the Company to allow for proxies to be deposited using the Internet or telephone voting services.

Special Majority for Resolutions

Under the Former Act, the majority of votes required to pass a special resolution at a general meeting was three-quarters of the votes cast on a resolution.  Under the New Act, the Company is authorized to determine whether a special resolution requires two-thirds or three-quarters of the votes cast on a resolution.  The Existing Articles do not state what the majority was for a special resolution, as this matter was dealt with under the Former Act.  The New Articles propose that a special resolution require a majority of two-thirds of the votes cast on a resolution.  Management and the Board of Directors believe that where special matters are being considered by shareholders, the lower threshold is adequate, as it is equivalent to the provisions of the Canada Business Corporations Act.

Share Issuances

Under the Former Act, the maximum discount or commission payable on the issuance of a share of the Company was 25%.  Under the New Act, the Company is, subject to shareholder approval, now permitted to avoid setting a numerical maximum for a discount or commission payable on the issuance of a share but rather limit any discount or commission by a test of reasonableness.  The New Articles provide that the Company be permitted to pay or offer the commission or discount as permitted in the New Act.  Management of the Company is of the view that the 25% maximum limit should not be set out in the New Articles as such a limit does not consider factual circumstances nor apply a test of reasonableness.  By limiting the discount or commission amounts payable by the test of reasonableness, exercised by directors with a duty to act in the best interest of the Company, the Company is provided greater flexibility in possible future transactions.

Resolutions Required

Under the New Act, the Company is, subject to shareholder approval, now permitted to set out in its New Articles the type of approval required for certain corporate changes.  This provision of the New Act reflects an increasing need for companies to react and adapt to changing business conditions, and to have a system in place that allows for quick responses.  Under the New Act, a Company may choose different thresholds of support for specific resolutions, including changes such as the subdivision and consolidation of its shares and Company name changes.  Changes such as subdivision, consolidation and name changes were previously required to be approved by shareholders under the Former Act.  Traditionally, where these changes are proposed between annual general meetings of shareholders, it would require that the Company hold a special general meeting to have the change approved.  This is very expensive for the Company, and results in unnecessary time delays and costs.

As a result, management and the Board of Directors is proposing that the New Articles provide for the following matters to require a directors’ resolution only, and not require a shareholders’ resolution:

(a)

a subdivision of all or any of the unissued, or fully paid issued, shares;

(b)

a consolidation of all or any of the unissued, or fully paid issued, shares; and

(c)

a change of name of the Company.

Other capital and share structure changes will continue to require approval by either an ordinary or special resolution of the shareholders as before the adoption of the New Articles.  Management believes that it would be in the best interests of the Company to allow directors to pass resolutions to authorize the above changes so that the Company can react and adapt to changing business conditions in a more timely and less costly manner.

The following are changes to the provisions contained in the New Act which have an effect on provisions contained in the Existing Articles:

Officers

Under the Existing Articles, the Company was required to have at least a President and Secretary as officers, and there had to be separate individuals holding those positions.  In addition, the President was required to be director of the Company.  These were requirements under the Former Act.  However, under the New Act, those requirements no longer exist, and as a result, it is proposed that the New Articles remove these requirements.  Management and the board of directors believe that by removing these restrictions the Company is better able to meet its corporate governance obligations as to membership of the board of directors.

Publication of Advance Notice of Meeting

Under the Existing Articles, the Company was required to publish an advance notice of a general meeting of shareholders at which directors were to be elected in the manner required under the Former Act.  Under the New Act, the Company is no longer required to publish an advance notice of general meetings of shareholders at which directors are to be elected.  As a result, it is proposed that the New Articles remove the requirement to publish advance notice of the meeting.

Share Certificates

Under the Existing Articles, a shareholder is entitled to a share certificate representing the number of shares of the Company he or she holds.  Under the New Act, a shareholder is now entitled to a share certificate representing the number of shares of the Company he or she holds or a written acknowledgement of the shareholder’s right to obtain such a share certificate.  As a result, the New Articles have been amended to provide for this additional right.  The addition of the ability to issue a written acknowledgement is very useful for public companies such as the Company, since it permits flexibility in corporate and securities transmissions.

Disclosure of Interest of Directors

Under the New Act, the provisions relating to the disclosure of interests by directors have been revised and updated.  As directors of the Company are bound by these provisions, the New Articles have deleted reference to the old disclosure of interest provisions and refer to the provisions contained in the New Act.

Indemnity Provision

Under the Former Act, the Company could only indemnify directors where it obtained prior court approval, except in certain limited circumstances.  The Existing Articles provide for the Company to indemnify directors, subject to the requirements of the Former Act.  Under the New Act, the Company is now permitted to indemnify a past or present director or officer of the Company without obtaining prior court approval in respect of an “eligible proceeding”.  An “eligible proceeding” includes any legal proceeding relating to the activities of the individual as a director or officer of the Company.  However, under the New Act, the Company will be prohibited from paying an indemnity if:

(a)

the party did not act honestly and in good faith with a view to the best interests of the Company;

(b)

the proceeding was not a civil proceeding and the party did not have reasonable grounds for believing that his or her conduct was lawful; and

(c)

the proceeding is brought against the party by the Company or an associated corporation.

As a result, the New Articles propose to allow the Company to indemnify directors, officers, employees and agents, subject to the limits imposed under the New Act.  Management believes that it is in the best interests of the Company to allow the indemnification of directors, officers, employees and agents, subject to the limits and conditions of the New Act.

Holding of Annual General Meetings

Under the Former Act, annual general meetings were required to be held within 13 months of the last annual general meeting.  The New Act allows for annual general meetings to be held once in each calendar year and not more than 15 months after the last annual general meeting and accordingly, the Company’s New Articles reflect this provision.

Location of Annual General Meetings

Under the Former Act, annual general meetings were required to be held in British Columbia, unless the Registrar approved a location outside British Columbia.  The New Act allows for annual general meetings to be held outside British Columbia without the need to obtain the Registrar’s approval, if the articles of a company so provide.  The Company’s New Articles reflect this provision.

Accordingly, the shareholders of the Company will be asked at the Meeting to approve, adopt and ratify the following special resolution:

“RESOLVED, AS A SPECIAL RESOLUTION THAT, with or without variation, and subject to the filing of a Transition Application containing a Notice of Articles as required by the Business Corporations Act (British Columbia), and subject also to the filing of a Notice of Alteration of the Company’s Notice of Articles removing the application of the Pre-Existing Company Provisions:

1.

the existing Articles of the Company be cancelled, and the form of Articles presented to the shareholders at the annual and special general meeting of the Company, be adopted as the Articles of the Company in substitution for, and to the exclusion of, the existing Articles of the Company;

2.

any director or officer of the Company be and is hereby authorized to execute, deliver and file all such documents and instruments, including any amendment to the Company’s Notice of Articles and any filings with the Registrar of Companies (British Columbia), that may be necessary to effect the amendment;

3.

the board of directors of the Company is hereby authorized, at any time in its sole discretion, to determine whether or not to proceed with this resolution or to revoke this special resolution before it is acted upon without further approval, ratification or confirmation by the shareholders; and

4.

the adoption of the new form of Articles shall not take effect until the Notice of Alteration with respect to the removal of the Pre-Existing Company Provisions is filed with the Registrar of Companies and the new form of Articles is deposited for filing in the Company’s records office.”

The New Articles shall have effect after the filing of a Transition Statement and Notice of Alteration have been filed with the Registrar of Companies and immediately on the date and time the New Articles are deposited for filing in the Company’s records office.

In order to be effective, the special resolution in substantially the form set out above, must be approved by a three-quarters majority of the votes cast by those Shareholders who, being entitled to do so, vote in person or by proxy at the Meeting in respect of such resolution.  The Board of Directors of the Company is of the view that passing the foregoing resolution is in the best interests of the Company and recommends that Shareholders vote in favour of this resolution.  Unless otherwise directed, it is the intention of the Management Designees, if named as proxy, to vote IN FAVOUR of this special resolution.

ACTS AND DEEDS OF DIRECTORS

Shareholders will be requested to confirm, ratify and approve all acts, deeds and things done by and the proceedings of the directors and officers of the Company on behalf of the Company during the preceding year.

Unless otherwise directed, it is the intention of the Management Proxyholders to vote proxies in the accompanying form IN FAVOUR of the approval of the resolution approving all acts, deeds and things done by and proceedings of the Directors and Officers of the Company on behalf of the Company during the preceding year.

REPORT ON CORPORATE GOVERNANCE

The Toronto Stock Exchange provides a series of guidelines (the "Guidelines") for effective corporate governance as a requirement for all listed companies incorporated in Canada.  The Guidelines require disclosure in this Management Information Circular of the Company's system of corporate governance with reference to the Guidelines.  The following statement of the Company's governance practices responds to the Guidelines.

The Guidelines address matters such as the constitution and independence of corporate boards, the functions to be performed by boards and their committees and the effectiveness and education of board members.  Although there is no requirement that the Company comply with the Guidelines, the Company considers the Guidelines to be helpful in monitoring the effectiveness and the evolution of its corporate governance.  The Company's current corporate governance practices are designed to reflect fairly the interests of its shareholders and its current stage of development.

The Company is also subject to the requirements of the U.S. Sarbanes-Oxley Act (“Sarbanes” or the “Act”) and requirements of Nasdaq and comparable requirements under Canadian provincial securities legislation, including those relating to the certification of financial and other information by the Company’s chief executive officer and chief financial officer; oversight of the Company’s external auditors; enhanced independence criteria for audit committee members, the pre-approval of permissible non-audit services to be performed by the Company’s external auditors; and the establishment of procedures for the anonymous submission of complaints regarding the Company’s accounting practices (commonly known as whistle blower procedures).

Code of Ethics

The Company has not adopted a written “code of ethics” that meets the Sarbanes standards. The Board believes that existing Canadian standards and procedures have been adequate for its purposes.  Historically, the Company has not seen any need to adopt a written code of ethics on the basis that its corporate culture effectively deters wrongdoing and promotes honest and ethical conduct, full, fair and accurate, timely, and understandable disclosure in reports and documents, the compliance with applicable governmental laws, rules and regulations; the prompt internal reporting of violations of the code; and accountability for adherence to the code.  However, the Company is developing a written code of ethics and anticipates that such code of ethics will be implemented in fiscal 2005.

Mandate of the Board

The Board of Directors (the "Board") is responsible for the overall stewardship of the Company. The Board discharges this responsibility directly and through delegation of specific responsibilities to committees of the Board and officers of the Company.

Committee Structure

The Board currently has two committees, the Audit Committee and the Corporate Governance Committee, each of which has a charter defining its responsibilities. The Board does not have an executive nor a compensation committee. All members of the Audit and Corporate Governance Committees are unrelated and independent.

The Audit Committee, among other things, is responsible for engaging independent accountants to audit the Company’s financial statements, reviewing and discussing the scope and results of the audit with the independent accountants, reviewing with the Company’s executive officers and the independent accountants the Company’s interim and year-end operating results and the non-audit services to be performed by the independent accountants, and considering the adequacy of the internal accounting controls and audit procedures of the Company. The members of the Audit Committee are Messrs. Korelin, Schjelderup and Sharp.

The Corporate Governance Committee reviews the Company’s corporate governance practices and recommends changes to the Board taking into account, among other things, the TSX Guidelines and the provisions of applicable securities legislation. The Corporate Governance Committee is responsible for assessing the effectiveness of the Board as a whole and the committees of the Board.  The Corporate Governance Committee also has the mandate of identifying and recommending director candidates to the Board from time to time and establishing policies and procedures for identifying and recommending potential nominees for the Board.  The members of the Corporate Governance Committee are Messrs. Korelin, Schelderup and Sharp.

The Board met on two occasions during the past fiscal year with all of the directors present in person, except for one director who is not longer on the Board.

The Board of Directors of the Company also passed written resolutions on two occasions during the past fiscal year signed by all of the directors.

	TSX Corporate Governance Guidelines	Comments
1.	Board should explicitly assume responsibility for stewardship of the Company and specifically for:

The Board is responsible for the policy direction of the Company through consultation with management and generally oversees the business affairs of the Company.  The Board intends in the future to meet throughout the year to review regular ongoing business of the Company.  The Board will also convene at times when matters requiring its approval are raised and the timing is such that it is not prudent or possible to wait for a regularly scheduled Board meeting.

	(a) adoption of a strategic planning process	The Board discusses the strategic direction of the Company, its goals and objectives and the best use of corporate capital and resources with senior management of the Company on an annual basis.
	(b) identification of principal risks, and implementation of risk management systems	The principal risks to the Company of various strategic decisions are identified and addressed by senior management through updates to the Board.
(c) succession planning and monitoring of senior management

Given the age of senior management, the Board does not consider succession planning critical at this time.   Appointment, training and monitoring of senior management are the responsibilities of the President/CEO.

(d) communications policy

The Company maintains an open dialogue with all shareholders, both institutional and individual, and members of the public.  It is part of the duties of the President/CEO to respond to any inquiries from shareholders. The Company retains an investor relations firm, who reports directly to the President/CEO, to communicate with shareholders and the public generally.

(e) integrity of internal control and management information systems

Senior management is responsible for the maintenance of internal controls and management information systems. The Company's internal controls are monitored by the Audit Committee.  The Company is actively working with internal and external resources to comply with the requirements of Sarbanes.  As required by Sarbanes, the CEO and Chief Financial Officer (Treasurer) have provided certificates relating to the contents of the annual statutory reports and have evaluated and reported on the effectiveness of the Company's internal controls and procedures.

2.	Majority of directors should be "unrelated" (independent from management and free from conflicting interest)	The Board is comprised of four members, three of whom are unrelated directors.
3.	Disclose for each director whether he or she is related or unrelated and how that conclusion was reached

Mr. Boone is a related director due to his position as President, CEO and Treasurer of the Company.  The remaining directors of the Company are unrelated directors who do not hold office with the Company and are not subject to any influence by the Company.

4.	Appoint a committee responsible for appointment / assessment of directors composed exclusively of the non-management directors, the majority of whom are unrelated

The Corporate Governance Committee  has the responsibility to determine the persons to be nominated for election as directors.  The Corporate Governance Committee is composed exclusively of non-management and unrelated directors.

5.	Implement a process for assessing the effectiveness of the Board, its committees and individual directors

The Corporate Governance Committee is responsible for reviewing the effectiveness of the Board with a view to improving communication with management, increasing Board involvement with the Company and establishing committees necessary to better monitor activities within the Company.

6.	Provide orientation and education programs for new directors

Reports and other documentation relating to the Company's business and affairs are provided to new directors.  The President/CEO and other members of senior management provide orientation and education for new Board members, through interviews and the opportunity to ask questions.

7.	Consider size of Board, with a view to improving effectiveness	It is the Company's policy to keep the size of its Board relatively small in order to maintain its efficiency and effectiveness. The Board is comprised of four directors.
8.	Review compensation of directors in light of risks and responsibilities	The Board as a whole is responsible for reviewing and recommending the compensation of the executive officers, the senior management and the directors of the Company.
9.	Committees should generally be composed of non-management directors, a majority of whom should be unrelated

Each of the Audit Committee and the Corporate Governance Committee is composed exclusively of non-management and unrelated directors, as described elsewhere in this report.  The Company does not have any other executive committees.

10.	Responsibility for approach to corporate governance issues	The Corporate Governance Committee is responsible for corporate governance issues.

11.	(a) Develop position descriptions for the Board and for the CEO, including the definition of limits to management's responsibilities:
	TSX Corporate Governance Guidelines	Comments
(i) the Board

To allow the Board to operate in an efficient and flexible manner, the Company has not felt that it has been necessary to define position descriptions for the Board.  Any responsibility which is not delegated to senior management or a Board committee remains with the full Board.

(ii) the President

The Board reviews and approves management's goals and objectives as presented annually to the Board.  Included in this process is the Board's approval of the annual budget and plan which forms the parameters within which management will operate during the year.

	(b) Board should approve the CEO's corporate objectives	An assessment of the performance of the CEO is conducted annually.
12.	Establish structures and procedures to enable the Board to function independently of management

The Board has concluded that adequate structures and processes are in place to permit it to function independently of management.  The Board has not appointed a chair or lead director.  Each of the committees of the Board is composed exclusively of non-management and unrelated directors.

13.	(a) All members of the Audit Committee should be unrelated directors	All members of the Audit Committee are unrelated directors.
	(b) Adopt a charter for the Audit Committee setting out its roles and responsibilities	The Board of Directors has adopted an Audit Committee Charter setting out the scope of the Audit Committee's membership requirements and responsibilities.
14.	Implement a system to enable individual directors to engage outside advisors, at the Company's expense	Members of the Board are entitled to engage independent outside advisors in appropriate circumstances, at the expense of the Company.

SHAREHOLDERS PROPOSALS

Any shareholder proposals to be considered for inclusion in the proxy materials for the Meeting was to be received at the principal executive offices of the Company no later than November 16, 2004.

Management of the Company knows of no other matters to come before the Meeting other than those referred to in the Notice of Meeting accompanying this Management Information Circular.  However, if any other matters properly come before the Meeting, it is the intention of the persons named in the form of proxy accompanying this Management Information Circular to vote the same in accordance with their best judgment of such matters.

ADDITIONAL INFORMATION

Additional information relating to the Company is available on SEDAR at www.sedar.com.

Financial information on the Company is provided in the Company's comparative financial statements and management discussion and analysis for the most recently completed financial year ended August 31, 2004.  Copies of the Company's financial statements and management discussion and analysis may be obtained upon request from the Company, PO Box 1010, 32275 N.W. Hillcrest, North Plains, Oregon 97133.

CERTIFICATE

The foregoing contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

DATED this 24th day of December, 2004.

(signed) Donald M. Boone President/CEO/Treasurer	(signed) Michael Nasser Secretary

JEWETT-CAMERON TRADING COMPANY LTD.
PROXY SOLICITED BY MANAGEMENT

The undersigned shareholder of JEWETT-CAMERON TRADING COMPANY LTD. (the "Company") hereby appoints DONALD M. BOONE, President and Director of the Company, failing him, JAMES R. SCHJELDERUP, Director of the Company, ("MANAGEMENT PROXYHOLDER") or, instead of the foregoing, __________________________________ ("ALTERNATE PROXY HOLDER") as proxy of the undersigned with power of substitution to attend at and vote for the undersigned in respect of all matters that may come before the Annual and Extraordinary General Meeting of the Company to be held at Vancouver, British Columbia on January 28, 2005 at 10:00 a.m. local time and every adjournment thereof, and directs the nominee to vote or abstain from voting the shares of the undersigned in the manner indicated below:

The proxyholder is hereby directed to vote on any poll as follows:

1.

Fixing the Number of Directors

The resolution fixing the size of the board of directors at four.

IN FAVOUR

AGAINST

2.

To elect the following as directors of the Company:

The nominees proposed by management of the Company are:

DONALD M. BOONE	IN FAVOUR	WITHHOLD
JAMES R. SCHJELDERUP	IN FAVOUR	WITHHOLD
TED SHARP	IN FAVOUR	WITHHOLD
ALEXANDER B. KORELIN	IN FAVOUR	WITHHOLD

3.

Auditors:

To appoint DAVIDSON & COMPANY, Chartered Accountants, as auditor for the Company for the ensuing year at a remuneration to be fixed by the Directors.

IN FAVOUR

WITHHOLD

4.

Removal of Pre-existing Company Provisions:

To approve, adopt and ratify the special resolution as set out in the Information Circular relating to the removal application of the Pre-Existing Company Provisions from the Company's Notice of Articles.

IN FAVOUR

AGAINST

5.

New Articles:

To approve, adopt and ratify the special resolution as set out in the Information Circular relating to the adoption of new articles in substitution for the existing articles of the Company.

IN FAVOUR

AGAINST

6.

Ratify Acts and Deeds of Directors and Officers:

To confirm, ratify and approve all acts, deeds and things done by and the proceedings of the Directors and Officers of the Company on behalf of the Company during the preceding year.

IN FAVOUR

AGAINST

7.

Upon any permitted amendment to or variation of any matter identified in the Notice for the Meeting.

8.

Upon any other matter that properly comes before the Meeting.

The undersigned hereby revokes any proxy previously given.

DATED:	, 200

Signature of Shareholder

(Please print name here)

Number of Shares Owned

INFORMATION REGARDING PROXY

1.

This proxy form is not valid unless it is signed and dated.  To be valid, this proxy form DULY SIGNED AND DATED must be submitted to the offices of Computershare Trust Company of Canada, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time for holding the Meeting or any adjournment thereof, or delivered to the Chair of the Meeting prior to the commencement of the Meeting or an adjourned meeting. The mailing address of Computershare Trust Company of Canada is 100 University Avenue, 9th Floor, Toronto, Ontario, M5J 2Y1 and its fax is (416) 263-9524.

2.

YOU HAVE THE RIGHT TO APPOINT A PERSON TO REPRESENT YOU AT THE MEETING OTHER THAN THE PERSONS DESIGNATED IN THE FORM OF PROXY.  IF YOU WISH TO EXECUTE THIS RIGHT, INSERT THE NAME OF YOUR NOMINEE IN THE BLANK SPACE PROVIDED FOR THAT PURPOSE IN THE FORM OF PROXY AND STRIKE OUT THE TWO PRINTED NAMES.

3.

Please date and sign exactly as the shares are registered and return promptly.  If this proxy is not dated in the space provided, authority is hereby given by the member for the proxyholder to date this proxy seven calendar days after the date it was mailed to you by the Company.

4.

If the shareholder is a corporation, its name must be completed in the signature section of the proxy and the proxy must be signed by a duly authorized officer or attorney of the corporation and either the corporate seal of the corporation affixed or the title of the duly authorized officer completed.

5.

In the case of shares registered in the name of two or more persons (including legal representatives), the vote of the senior who exercises a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of other joint registered holders.  For this purpose, seniority is determined by the order in which names stand in the register of members.

6.

The directors of the Company have determined by regulation that proxies may be sent to the Company by mail, delivery or facsimile or any method of transmitting legibly recorded messages so as to arrive before the times specified in Note 1 above.

7.

If you are a non-registered shareholder of the Company and receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by your broker or by the other intermediary. Failure to do so may result in your shares not being eligible to be voted by proxy at the meeting.  Please contact your broker or the Company if you have questions.  Also see “Advice to Beneficial Holders of Common Shares” in the Management Information Circular accompanying this Proxy.

Proxies must be DEPOSITED at the office of Computershare Trust Company of Canada no later than

48 hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof.

The mailing address of Computershare Trust Company of Canada is 100 University Avenue,. 9th Floor, Toronto, Ontario, M5J 2Y1

and its fax number is (416) 263-9524

JEWETT CAMERON TRADING COMPANY LTD.

Request for Financial Statements

In accordance with National Instrument 54-102 of the Canadian Securities Administrators, registered and non-registered (beneficial) shareholders of Jewett-Cameron Trading Company Ltd. (the "Company") may request annually to receive a copy of the Company's annual financial statements and the corresponding management discussion and analysis of those statements ("MD&A"), the interim financial statements and corresponding MD & A or both.

These documents are also available electronically on the SEDAR website at www.sedar.com.

If you wish to receive copies of these material, please complete this form and either fax it to  (416) 263-9524 or mail it to:

ComputershareTrust Company of Canada
100 University Avenue
9th Floor
Toronto, Ontario   M5J 2Y1

I want to receive ONLY the audited financial statements and the annual MD&A.
I want to receive ONLY the interim financial statements and the interim MD&A.
I want to receive BOTH the audited and interim financial statements and corresponding MD&A.

NAME:
ADDRESS:

POSTAL CODE:
FAX NUMBER:

I confirm that I am an owner of Common Shares of the Company.

Signature of Shareholder	Date

By providing an e-mail address, you will be deemed to be consenting to the electronic delivery to you at such e-mail address of the above selected financial statements, if delivery by electronic means is allowed by applicable regulatory rules and policies.

______________________

E-mail address (optional)